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       SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C. 20549

                    FORM 8-K
                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                  August 30, 2002
        (Date of Earliest Event Reported)

          THE NEW YORK NETWORKS, INC.
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(Exact Name of Registrant as Specified in its Charter)

              3663 East Sunset Road
                    Suite 104
             Las Vegas, Nevada 89120
    ----------------------------------------
    (Address of principal executive offices)

                 (702) 212 8798
         ------------------------------
         (Registrant's telephone number)

Delaware                    0-29703            52-2217571

(State or other       (Commission             (I.R.S. Employer
jurisdiction of        File Number)           Identification No.)
incorporation)

         JUBILEE ACQUISITION CORPORATION
               1504 R Street, N.W.
             Washington, D.C. 20009
        --------------------------------
 (Former name and former address of Registrant)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

  (a) On August 30, 2002, pursuant to an Agreement and Plan of Reorganization ("Reorganization Agreement") between Jubilee Acquisition Corporation ("Jubilee"), a Delaware corporation, The New York Network, Inc., a Nevada corporation ("NYN Nevada"), and the owner of the outstanding shares of NYN Nevada, Jubilee acquired all the outstanding shares of common stock of NYN Nevada thereof in exchange for an aggregate of 42,795,000 shares of common stock of Jubilee (the "Acquisition"). By virtue of the Acquisition, NYN Nevada became a wholly-owned subsidiary of Jubilee.

  The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

  In connection with the Acquisition, Jubilee repurchased at par value 4,750,000 shares of its 5,000,000 outstanding shares of common stock, the prior officer and director of Jubilee resigned, a new officer and director of the company was appointed and elected, and Jubilee changed its name to The New York Networks, Inc. ("NYN Delaware").

  A copy of the Reorganization Agreement is filed as an exhibit to this report and is incorporated in its entirety herein. The foregoing description is modified by such reference.

  The forgoing transactions resulted in a change in control of the Registrant.

   (b) The following table contains information regarding the shareholdings of NYN Delaware's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of any warrants held by each such person or entity which are exercisable within 60 days hereof):

                                Number of Shares      Percent of
                                of Common Stock       Common Stock
                                Beneficially          Beneficially
Name                            Owned (1)             Owned (2)

David E. Walsh,
President,
Secretary, Director             42,795,000            99.4%

All executive officers
and directors of the
company as a group
(1 person)                      42,795,000            99.4%

(1) Includes any options and warrants which are exercisable within 60 days of the date of this report.
(2) Based upon 43,045,000 shares outstanding as of the date of this report.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

  (a) The consideration exchanged pursuant to the Reorganization Agreement was negotiated between Jubilee, NYN Nevada and the shareholder of NYN Nevada. In evaluating the Acquisition, Jubilee used criteria such as NYN Nevada's ability to compete in the market place, its current and anticipated business operations, and its management experience and business plan. Jubilee had no assets or liabilities and in evaluating Jubilee, NYN Nevada and its shareholder placed a primary emphasis on Jubilee's status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended.

  (b) The Company intends to actively develop the business strategies and operations of its wholly-owned subsidiary, NYN Nevada, as well as to pursue other opportunities as they may arise.

  NYN Nevada is primarily focused on the entertainment industry, and is developing a group of television programs, live entertainment events, and consumer products and services to be marketed and distributed. By virtue of its networking of these events and products, the Company intends to enhance operating and cost efficiencies with broad-based national and international distribution potential.

  There is currently no trading market for the Company's securities. The Company intends to file a registration statement on Form S-1, or such other form as may be required, to register certain of the securities held by its shareholders and such other securities as it may deem advisable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

  Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  Not applicable.

ITEM 5.     OTHER EVENTS

  Not applicable.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

  The sole officer and director of Jubilee resigned effective upon the Acquisition.

ITEM 7.     FINANCIAL STATEMENTS

  Requirement to File Audited Financial Statements

  No financial statements are filed herewith. The Registrant is required to file audited financial statements no later than 60 days after the date that this report must be filed.

ITEM 8.  CHANGE IN FISCAL YEAR

  Not applicable.

EXHIBITS

2.0    Agreement and Plan of Reorganization


                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE NEW YORK NETWORKS, INC.


                           By: /s/ David E. Walsh, President

Date: August 30, 2002